                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

          THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of May, 2005, by and between LEHMAN BROTHERS HOLDINGS
INC., a Delaware corporation (the "Seller"), and SUNTRUST MORTGAGE, INC., a
Virginia corporation (the "Servicer") having an office at 1001 Semmes Avenue,
Richmond, Virginia 23224, recites and provides as follows:

                                    RECITALS

          WHEREAS, Centre Capital Group, Inc. ("CCGI") acquired certain first lien, fixed and adjustable rate, conventional mortgage loans on a servicing-retained basis from the Servicer, which mortgage loans were either originated or acquired by the Servicer.

          WHEREAS, such mortgage loans are currently being serviced by the
Servicer for CCGI pursuant to a Master Servicing Agreement for Fixed and
Adjustable Rate Mortgage Loans (the "Master Servicing Agreement"), dated as of
May 1, 2000 and annexed as Exhibit B hereto, by and between CCGI, as owner, and the Servicer, as servicer.

          WHEREAS, pursuant to the Master Mortgage Loan Purchase and Warranties
Agreement, dated as of February 1, 2002 (the "Master Mortgage Loan Purchase
Agreement"), annexed as Exhibit C hereto, Lehman Brothers Bank, FSB (the "Bank")
has purchased or received from CCGI all of CCGI's right, title and interest in and to certain of the mortgage loans currently serviced under the Master
Servicing Agreement (hereinafter, the "Mortgage Loans") and assumed for the benefit of the Servicer the rights and obligations of CCGI as owner under such
Agreement.

          WHEREAS, pursuant to an Assignment and Assumption Agreement, dated May
1, 2005 (the "Assignment and Assumption Agreement") annexed as Exhibit G hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the Master Servicing
Agreement and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the Master Mortgage Loan Purchase Agreement.

          WHEREAS, the Seller has conveyed certain of the Mortgage Loans, as identified on Exhibit D hereto (the "Serviced Mortgage Loans"), to Structured
Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to Citibank, N.A. (the
"Trustee"), pursuant to a trust agreement dated as of May 1, 2005 (the "Trust
Agreement"), among the Trustee, Aurora Loan Services LLC, as master servicer
("Aurora," and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), and SASCO.

          WHEREAS, the Seller desires that the Servicer continue to service the
Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder at any time without cause in accordance with Section 9.02 of the Master Servicing Agreement and to the other conditions set forth herein.

                                       1

          WHEREAS, the Seller and the Servicer agree that the provisions of the
Master Servicing Agreement shall continue to apply to the Serviced Mortgage
Loans, except to the extent otherwise provided herein and that this Agreement shall constitute a Reconstitution Agreement (as such term is defined in the
Master Servicing Agreement) which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the
Trust Agreement.

          WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced
Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

          WHEREAS, the Seller and the Servicer intend that each of the Master
Servicer and the Trustee is an intended third party beneficiary of this
Agreement.

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

     1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Master Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Master Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

     2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage
Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Master Servicing
Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Master Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.
The Seller acknowledges that all of its rights and obligations as Owner under the Master Servicing Agreement as reconstituted herein pursuant to this
Agreement shall continue in full force and effect.

     3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master
Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this
Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO
2005-11H Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller, as owner, under the Master Servicing
Agreement to enforce the obligations of the Servicer under the Master Servicing
Agreement and the term "Owner" as used in the Master Servicing Agreement in connection with any rights of the Owner shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the
Trust Fund, except as otherwise specified in Exhibit A hereto. The Master
Servicer shall be entitled to terminate the rights and obligations of the
Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this

                                       2

Agreement, which failure results in an Event of Default as provided in Section
9.01 of the Master Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the Master Servicing Agreement; and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master
Servicer under the Trust Agreement.

     4. Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the
Certificates issued pursuant thereto. The Servicer hereby restates as of the
Closing Date the representations and warranties made in Section 6.01 of the
Master Servicing Agreement.

     5. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

          All notices required to be delivered to the Master Servicer under this
Agreement shall be delivered to the Master Servicer at the following address:

          Aurora Loan Services LLC
          327 Inverness Drive South
          Englewood, CO 80112
          Mail Stop Code - 3195
          Attn: E. Todd Whittemore - Master Servicing
                SASCO 2005-11H
          Tel: 720-945-3422

          All remittances required to be made to the Master Servicer under this
Agreement shall be made on a scheduled/scheduled basis to the following wire account:

          JPMorgan Chase Bank, N.A.
          New York, New York
          ABA#: 021-000-021
          Account Name: Aurora Loan Services LLC,
                        Master Servicing Payment Clearing Account
          Account Number: 066-611059
          Beneficiary: Aurora Loan Services LLC
          For further credit to: SASCO 2005-11H

          All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

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          Citibank, N.A.
          388 Greenwich Street, 14th Floor
          New York, New York 10013
          Attention: Citibank Agency and Trust (SASCO 2005-11H)
          Telephone: (212) 816-5827
          Facsimile: (212) 816-5527

          All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

          Lehman Brothers Holdings Inc.
          745 Seventh Avenue, 7th Floor
          New York, New York 10019
          Attention: Leslee Gelber
          Telephone: (212) 526-5861
          E-mail: lgelber@lehman.com

               With a copy to:
               Dechert, LLP
               1717 Arch Street
               Philadelphia, PA 19103
               Attention: Steven J. Molitor, Esq.

          All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement, to the attention of Investor Services Manager; Telephone:
804-291-0262; Telecopier: 804-291-0950.

     6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR
OTHER CHOICE OF LAW RULES TO THE CONTRARY.

     7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     8. Reconstitution. The Seller and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution
Date", each as defined in the Master Servicing Agreement.

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          Executed as of the day and year first above written.

                                        LEHMAN BROTHERS HOLDINGS INC.,
                                           as Owner

                                        By:
                                            ------------------------------------
                                            Name: Ellen Kiernan
                                            Title: Authorized Signatory

                                        SUNTRUST MORTGAGE, INC.,
                                           as Servicer

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

ACKNOWLEDGED BY:

AURORA LOAN SERVICES LLC,
   as Master Servicer

By:
    ------------------------------------
    Name: E. Todd Whittemore
    Title: Executive Vice President

CITIBANK, N.A.,
   as Trustee

By:
    ------------------------------------
    Name: Karen Schluter
    Title: Vice President

                                    EXHIBIT A

                 Modifications to the Master Servicing Agreement

1.   Unless otherwise specified herein, any provisions of the Master Servicing
     Agreement, including definitions, relating to (i) representations and warranties of the Owner and (ii) Whole-Loan Transfers, Pass-Through
     Transfers, Acknowledgement Agreements, Closing Dates, Cut-off Dates and
     First Remittance Dates shall be disregarded. Unless otherwise specified herein, for purposes of this Agreement, the exhibits to the Master
     Servicing Agreement and all references to such exhibits shall also be disregarded.

2.   The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

     "Custodial Agreement" means the Trust Agreement.

3.   The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

     "Custodian" means Wells Fargo Bank, National Association.

4.   The definition of "Due Period" in Article I is hereby amended in its entirety to read as follows:

     "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of such
     Remittance Date and ending on the first day of the month of such Remittance
     Date.

5.   The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

     "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

               (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of
          America or any agency or instrumentality of the United States of
          America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

               (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual

                                      A-1

          commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

               (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors'
          Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of
          America or any state thereof which have a credit rating from each
          Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency;
          provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust
          Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

               (v) commercial paper (including both non-interest-bearing
          discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

               (vi) a Qualified GIC;

               (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities
          (which obligations are backed by the full faith and credit of the
          United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

               (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating
          Agency or (B) that would not adversely affect the then-current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee,

                                      A-2

          the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master
          Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the
          Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement and (z)
          services performed for such funds and pursuant to this Agreement may converge at any time, provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (1) a right to receive only interest payments with respect to the obligations underlying such instrument or (2) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

6.   The definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "Freddie Mac":

     "Ginnie Mae": The Government National Mortgage Association, or any
     successor thereto.

7.   The definition of "Monthly Advance" in Article I is hereby amended in its entirety to read as follows:

     "Monthly Advance" means, with respect to each Remittance Date and each
     Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance
     Rate) that was due on the Mortgage Loan, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such
     Mortgage Loan.

8.   The definition of "Mortgage Loan" in Article I is hereby amended in its entirety to read as follows:

     "Mortgage Loan": An individual servicing retained Mortgage Loan which has been assigned by CCGI to the Bank pursuant to the Master Mortgage Loan
     Purchase Agreement and by the Bank to the Seller pursuant to the Assignment and Assumption Agreement and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly
     Reports, Principal Prepayments, Liquidation Proceeds, Condemnation
     Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

9.   The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

                                      A-3

     "Mortgage Loan Schedule": The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans which were acquired by the Bank pursuant to the Master Mortgage Loan Purchase Agreement, which
     Mortgage Loan Schedule is attached as Exhibit D to this Agreement.

10.  The definition of "Opinion of Counsel" in Article I is hereby amended by replacing the period at the end of such definition with a semicolon and adding the following proviso:

     provided that any Opinion of Counsel relating to (a) qualification of the
     Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Servicer and the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or the Master
     Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or the Master Servicer of the Mortgage
     Loans as an officer, employee, director or person performing similar functions.

11.  The definition of "Prepayment Interest Shortfall Amount" in Article I is
     hereby amended by inserting the words (i) "voluntary (not including discounted payoffs)" between the words "a" and "Principal" in the second line thereof, (ii) "or in part" between the words "full" and "during" in the second line thereof and (iii) "for Principal Prepayments in full only"
     at the end of the parenthetical appearing in the fourth ands fifth lines thereof.

12.  The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

     "Qualified Depository": Any of(i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b),
     which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

13.  The definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

     "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

               (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating
          Agency in one of its two highest

                                      A-4

          rating categories, and whose short-term debt is rated by each Rating
          Agency in its highest rating category;

               (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

               (c) provide that if at any time the then-current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

               (d) provide that the Servicer's interest therein shall be
          transferable to any successor servicer or the Master Servicer hereunder; and

               (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination
          Date.

14.  The definition of "Servicing Fee" in Article I is hereby amended in its entirety to read as follows:

     "Servicing Fee": An amount equal to one-twelfth the product of (a) the
     Servicing Fee Rate and (b) the outstanding principal balance of the
     Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation
     Proceeds, Condemnation Proceeds, Insurance Proceeds and REO Disposition
     Proceeds) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

15.  The parties hereto acknowledge that Section 2.02 (Books and Records) shall be modified to indicate that the Servicer shall prepare and execute at the direction of the Seller any note endorsements in connection with transfer of the Mortgage Loans to the Trust Fund as the Owner of the Mortgage Loans
     and that the Seller shall pay for any fees associated with the preparation and execution of such note endorsements to the Trust Fund.

16.  The parties hereto acknowledge that Section 2.03 (Commencement of Servicing
     Responsibilities) shall be inapplicable to this Agreement.

17.  The parties hereto acknowledge that Section 2.04 (Custodial Agreement)
     shall be inapplicable to this Agreement, as superseded by the provisions of the Custodial Agreement and the Trust Agreement.

                                      A-5

18.  The parties hereto acknowledge that Section 3.01 (Servicer to Service) is hereby amended by adding the following sentences to the end of the second paragraph of such Section:

     Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master
     Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or
     Section 860G(d) of the Code.

19.  The parties hereto acknowledge that references to the "Owner" in the second and third paragraphs of Section 3.02 shall refer to the Master Servicer, except that the expense of any environmental inspection or review at the request of the Master Servicer shall be an expense of the Trust Fund.

20.  Section 3.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

     (i) by changing the words "[Servicer]" in the fourth line of the first paragraph to "SunTrust Mortgage, Inc.", "[Owner]" in the fourth line of the first paragraph to "SASCO 2005-11H Trust Fund" and "Cut-off Date" in the
     second paragraph to "close of business on May 1, 2005."; and

     (ii) by adding the words "No later than thirty (30) days after the Closing
     Date," to the beginning of the last sentence of the first paragraph.

21.  Section 3.06 (Establishment of and Deposits to Escrow Account) is hereby amended as follows:

     (i) by changing the words "[Servicer] in trust for [Owner]" appearing in the fourth line of the first paragraph thereof to "SunTrust Mortgage, Inc.
     in trust for the SASCO 2005-11H Trust Fund."; and

     (ii) by adding the words "No later than thirty (30) days after the Closing
     Date," to the beginning of the last sentence of the first paragraph.

22.  The parties acknowledge that Section 3.18 (Title, Management and
     Disposition of REO Property) is hereby amended by (i) adding the following sentences at the end of such Section:

     Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing, which notification shall set forth all material terms of said offer (each a
     "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer

                                      A-6

     notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

and (ii) adding two new paragraphs after the second paragraph thereof to read as follows:

     In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the
     Servicer has applied for and received a grant of extension from the
     Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the
     Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the
     Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO
     Property at a price equal to the REO Property's fair market value or (ii)
     auction the REO Property to the highest bidder (which may be the Servicer)
     in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may
     be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the
     Trust Fund, to request such grant of extension.

     Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section
     860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the
     Code, unless the Servicer has agreed to indemnify and hold harmless the
     Trust Fund with respect to the imposition of any such taxes.

23.  Section 4.01 (Remittances) is hereby amended by replacing the word "second"
     in the second paragraph of such Section with the word "first", and is further amended by adding the following after the second paragraph of such
     Section:

               All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                                      A-7

               JPMorgan Chase Bank, N.A.
               New York, New York
               ABA #: 021-000-021
               Account Name: Aurora Loan Services LLC
               Master Servicing Payment Clearing Account
               Account Number: 066-611059
               Beneficiary: Aurora Loan Services LLC
               For further credit to: Aurora Loan Services SASCO 2005-11H

24.  Section 4.02 (Statements to Owner) is hereby amended in its entirety to read as follows:

     4.02 Statements to the Master Servicer.

               (a) Not later than the tenth calendar day of each month or, if such calendar day is not a Business Day, the immediately preceding
          Business Day, the Servicer shall furnish to the Master Servicer: (i) a monthly remittance advice in the format set forth in Exhibit E-l hereto and a monthly defaulted loan report in the format set forth in
          Exhibit E-2 hereto (or in such other format mutually agreed upon by the Servicer and Master Servicer) (collectively, the "Monthly
          Remittance Advice") as to the accompanying remittance and the period ending on the last calendar day of the preceding month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably accepted by the Master Servicer to the extent such information may be obtained from the Servicer's electronic servicing system.

               (b) Beginning with calendar year 2006, the Servicer shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2005 and the portion of subsequent tax years for which the Servicer has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Master Servicer with such information concerning the
          Mortgage Loans as is necessary for the Master Servicer to prepare the
          Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

               (c) The Monthly Remittance Advice shall also include on a current and cumulative basis the amount of any (i) claims filed, (ii) claim payments made, (iii) claims denied and (iv) policies cancelled with respect to those Serviced Mortgage Loans covered by any PMI Policy or
          LPMI Policy.

25.  Section 4.03 (Monthly Advances by Servicer) is hereby amended by adding the following new sentence immediately following the first sentence of such section:

                                      A-8

     Any amounts held for future distribution and so used to make Monthly
     Advances shall be replaced by the Servicer by deposit in the Custodial
     Account on or before any future Remittance Date if funds in the Custodial
     Account on such Remittance Date shall be less than payments to the Trust
     Fund required to be made on such Remittance Date.

26.  Section 5.01 (Servicing Compensation) is hereby amended by adding the following sentence at the end of such Section:

     The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

27.  The first paragraph of Section 5.02 (Transfers of the Mortgaged Property)
     is hereby amended in its entirety to read as follows:

               The Servicer shall use its best efforts to enforce any
          "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has
          been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy or LPMI Policy, if any.

          The second paragraph is hereby amended by removing the phrase "or if the Owner approves such assumption pursuant to the preceding paragraph"
     from the first sentence.

28.  Section 5.06 (Annual Independent Public Accountants' Servicing Report) is
     hereby amended and restated in its entirety to read as follows:

     Section 5.06 Annual Audit Report.

     On or before March 15th of each year, beginning in the year 2006, the
     Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to
     furnish to the Seller and Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform
     Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's

                                      A-9

     overall servicing operations have been conducted in compliance with the
     Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single
     Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

29.  A new Section 5.07 is hereby added to the Master Servicing Agreement to read as follows:

     Section 5.07 Annual Officer's Certificate.

          On or before March 15th of each year, beginning in the year 2006, the
     Servicer, at its own expense, will deliver to the Seller and the Master
     Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers'
     knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

30.  A new Section 5.08 is hereby added to the Master Servicing Agreement to read as follows:

          Section 5.08 Servicing Officer's Certificate.

     By March 15th of each year (or if not a Business Day, the immediately preceding Business Day) beginning in the year 2006, or at any other time upon thirty (30) days written request, an officer of the Seller shall execute and deliver an Officer's Certificate substantially in the form of
     Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Seller or any officer to whom that officer reports, to the
     Master Servicer and Depositor for the benefit of such the Master Servicer and their respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Seller of that fact and (ii)
     the Seller shall not be required to provide the Officer's Certificate described in this subsection (a).

31.  The second, third and fourth paragraphs of Section 6.02 (Remedies for
     Breach of Representations and Warranties of the Servicer) are hereby restated to read as follows:

          Within 60 days of the earlier of either discovery by or notice to the
     Servicer of any breach of a representation or warranty set forth in Section
     6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the
     Mortgaged Property or the priority of the security interest on such
     Mortgaged Property, the Servicer shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Servicer shall, at the Trustee's

                                      A-10

     option, assign the Servicer's rights and obligations under this Agreement
     (or respecting the affected Mortgage Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master
     Servicer. Such assignment shall be made in accordance with Section 10.01.

          In addition, the Servicer shall indemnify (from its own funds) the
     Trustee, the Trust Fund and the Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a Breach of the
     Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 6.02 constitute the sole remedies of the Master Servicer, the Trust Fund and the
     Trustee respecting a breach of the foregoing representations and warranties.

          Any cause of action against the Servicer relating to or arising out of the Breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such Breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the
     Servicer to cure such breach within the applicable cure period and (iii)
     demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

32.  The parties hereto acknowledge that Section 6.03 (Representations and
     Warranties of the Owner), Section 6.04 (Remedies for Breach of
     Representations and Warranties of Owner) Section 7.01 (Removal of Mortgage
     Loans from Inclusion Under the Agreement Upon a Pass-Through Transfer or a
     Whole Loan Transfer on One or More Reconstitution Dates) and Section 7.02
     (Owner's Repurchase and Indemnification Obligations) are inapplicable to this Agreement.

33.  Section 7.03 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

          The Servicer shall indemnify the Trust Fund, the Trustee and the
     Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage
     Loans in strict compliance with the terms of this Agreement. The Servicer immediately shall notify the Seller, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the
     Servicer's indemnification pursuant to Section 6.02, or the failure of the
     Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                                      A-11

          The Trust Fund shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

          In the event a dispute arises between an indemnified party and the
     Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

34.  Section 8.02 (Limitation on Liability of the Servicer and Others) is hereby amended by changing the word "Owner" to "Trustee" where it appears in the proviso to the third sentence thereof and the word "Owner" to "Trust Fund"
     in the fourth sentence of such Section.

35.  The first paragraph of Section 8.03 (Limitation on Resignation and
     Assignment by Servicer) is hereby amended in its entirety to read as follows:

          The Servicer shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof
     (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the
     Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties, provided, however, that the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Servicer, the Servicer shall provide the Trustee and the Master
     Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

          References to "Owner" in the second and third paragraphs of Section
8.03 shall refer to the "Master Servicer acting at the direction, or with the prior consent of, the Trustee".

36.  Section 9.01 is hereby amended by changing the references to "Owner" in the second and third paragraph of such section to "Master Servicer."

37.  Section 9.02 (Termination Without Cause) is hereby amended in its entirety to read as follows:

     Section 9.02 Termination Without Cause.

     This Agreement shall terminate upon: (i) the later of(a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Owner (or advances by

                                      A-12

     the Servicer for the same) and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer, the Seller and the Master Servicer in writing or (iii) at the sole option of the
     Seller, without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail to the address set forth at the beginning of this Agreement. The
     Master Servicer, the Trustee and the Servicer shall comply with the termination procedures set forth in Section 9.01 hereof and the procedures set forth below, provided that, in the event the Seller terminates this
     Agreement without cause in accordance with subclause (iii) above, the
     Seller shall pay the Servicer a termination fee equal to 2.0% of the aggregate unpaid balance of the Mortgage Loans as of such termination date.

     In connection with any such termination referred to in clause (ii) or (iii)
     above, the Seller will be responsible for reimbursing the Servicer for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

     Notwithstanding and in addition to the foregoing, in the event that (i) a
     Mortgage Loan becomes delinquent for a period of 90 days or more (a
     "Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO
     Property, the Seller may at its election terminate this Agreement (a) with respect to such Delinquent Mortgage Loan or (b) REO Property, in each case, upon 15 days' written notice to the Servicer. In the event of such election, the Seller shall reimburse the Servicer for all unreimbursed out-of-pocket Servicing Advances and Monthly Advances on the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing, including, but not limited to, costs associated with the transfer of the related files to the Owner's designee.

38.  Section 10.01 (Successor to the Servicer) is hereby amended in its entirety to read as follows:

          Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.03,
     9.01 or 9.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement or
     (ii) appoint a successor servicer meeting the eligibility requirements of this Agreement set forth in Sections 8.01(i) and (ii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this
     Agreement. Any successor to the Servicer that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Seller, the Trustee and each Rating
     Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the
     Master Servicer or the Depositor, as applicable, may make such arrangements for the compensation of such successor out

                                      A-13

     of payments on the Mortgage Loans as it and such successor shall agree;
     provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the
     Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 10.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to
     Section 6.01 and the remedies available to the Trustee under Sections 6.02 and 7.03, it being understood and agreed that the provisions of such
     Sections 6.01, 6.02 and 7.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

          Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow
     Account or thereafter received with respect to the Mortgage Loans.

          Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an
     instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 and (ii)
     assuming the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this
     Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this
     Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 9.01 and 9.02 shall not affect any claims that the Master Servicer or the Trustee may have against the
     Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

          The Servicer shall deliver (i) within three (3) Business Days to the successor servicer the funds in the Custodial Account and Escrow Account and (ii) within 30 Business Days all Mortgage Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully

                                      A-14

     and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

          Upon a successor's acceptance of appointment as such, the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

          Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder as a result of a termination of the Servicer for cause pursuant to Section 9.01 of the Agreement, including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the
     Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning servicer from its own funds without reimbursement.

39.  The parties hereto acknowledge that Section 10.02 (Closing), Section 10.03
     (Closing Documents), Section 10.07 (Notices) and Section 10.16 (Exhibits)
     are inapplicable to this Agreement.

40.  A new Section 10.19 is hereby added to the Master Servicing Agreement to read as follows:

     Section 10.19 Intended Third Party Beneficiaries.

          Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the
     Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master
     Servicer and the Trustee as if they were parties to this Agreement, and the
     Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this
     Agreement. The Servicer shall only take direction from the Master Servicer
     (if direction by the Master Servicer is required under this Agreement)
     unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder
     (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust
     Agreement.

                                      A-15

                                    EXHIBIT B

                           MASTER SERVICING AGREEMENT

                               (See Exhibit 99.6)

                                      B-1

                                    EXHIBIT C

             MASTER MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT

                             [INTENTIONALLY OMITTED]

                                      C-1

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

                            [INTENTIONALLY OMITTED]

                                      D-1

                                   EXHIBIT E-1

                        FORM OF MONTHLY REMITTANCE ADVICE



FIELD NAME    DESCRIPTION                                                                             FORMAT
----------    -----------                                                                             ------

INVNUM        INVESTOR LOAN NUMBER                                                                    Number no decimals
SERVNUM       SERVICER LOAN NUMBER, REQUIRED                                                          Number no decimals
BEGSCHEDBAL   BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                                             Number two decimals
              BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN     SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                                      Number two decimals
              ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
              REQUIRED, .00 IF NO COLLECTIONS
CURT1         CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                                             Number two decimals
CURT1DATE     CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                                             DD-MMM-YY
CURT1ADJ      CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                                         Number two decimals
CURT2         CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                                             Number two decimals
CURT2DATE     CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                                             DD-MMM-YY
CURT2ADJ      CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                                         Number two decimals
LIQPRIN       PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                                    Number two decimals
OTHPRIN       OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                                  Number two decimals
PRINREMIT     TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                                Number two decimals
INTREMIT      NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                                            Number two decimals
              .00 IF NOT APPLICABLE
TOTREMIT      TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                                          Number two decimals
ENDSCHEDBAL   ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                                        Number two decimals
              ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL     ENDING TRIAL BALANCE                                                                    Number two decimals
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE    ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                                       DD-MMM-YY
ACTCODE       60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                                  Number no decimals
ACTDATE       ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                                             DD-MMM-YY
INTRATE       INTEREST RATE, REQUIRED                                                                 Number seven decimals
                                                                         Example .0700000 for 7.00%


                                     E-1-1



SFRATE        SERVICE FEE RATE, REQUIRED                                                              Number seven decimals
                                                                          Example .0025000 for .25%

PTRATE        PASS THRU RATE, REQUIRED                                                                Number seven decimals
                                                                         Example .0675000 for 6.75%

PIPMT         P&I CONSTANT, REQUIRED .00 IF PAIDOFF                                                   Number two decimals


                                     E-1-2

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT



------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD          FORMAT                                                                  DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

% of MI coverage    NUMBER(6,5)                                                             The percent of coverage provided by the
                                                                                            PMI company in the event of loss on a
                                                                                            defaulted loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim     DATE(MM/DD/YYYY)                                                        Actual date that the claim was submitted
filed date                                                                                  to the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy   DATE(MM/DD/YYYY)                                                        Actual date that the bankruptcy petition
start date                                                                                  is filed with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim     NUMBER(15,2)                                                            The amount of the claim that was filed
amount filed                                                                                by the servicer with the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge    DATE(MM/DD/YYYY)                                                        Actual date that the Discharge Order is
date                                                                                        entered in the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date     DATE(MM/DD/YYYY)                                                        Actual due date of the next outstanding
                                                                                            payment amount due from the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction     DATE(MM/DD/YYYY)                                                        Actual date that the eviction
complete date                                                                               proceedings are completed by local
                                                                                            counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction     DATE(MM/DD/YYYY)                                                        Actual date that the eviction
start date                                                                                  proceedings are commenced by local
                                                                                            counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first legal  DATE(MM/DD/YYYY)                                                        Actual date that foreclosure counsel
date                                                                                        filed the first legal action as defined
                                                                                            by state statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption   DATE(MM/DD/YYYY)                                                        Actual date that the foreclosure
end date                                                                                    redemption period expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy chapter  VARCHAR2(2)   7=Chapter 7 filed   11=Chapter 11 filed                   Chapter of bankruptcy filed.
                                 12=Chapter 12 filed  13=Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------


                                     E-2-3



------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag     VARCHAR2(2)  Y=Active Bankruptcy   N=No Active Bankruptcy               Servicer defined indicator that
                                                                                            identifies that the property is an asset
                                                                                            in an active bankruptcy case.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case     VARCHAR2(15)                                                            The court assigned case number of the
Number                                                                                      bankruptcy filed by a party with
                                                                                            interest in the property.
------------------------------------------------------------------------------------------------------------------------------------
MI claim amount     NUMBER(15,2)                                                            The amount paid to the servicer by the
paid                                                                                        PMI company as a result of submitting an
                                                                                            MI claim.
------------------------------------------------------------------------------------------------------------------------------------
MI claim funds      DATE(MM/DD/YYYY)                                                        Actual date that funds were received
received date                                                                               from the PMI company as a result of
                                                                                            transmitting an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan        NUMBER(10,2)                                                            Current unpaid principal balance of the
amount                                                                                      loan as of the date of reporting to
                                                                                            Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale        DATE(MM/DD/YYYY)                                                        Date that the foreclosure sale is
scheduled                                                                                   scheduled to be held.
------------------------------------------------------------------------------------------------------------------------------------
Date                DATE(MM/DD/YYYY)                                                        Actual date that the dismissal or relief
relief/dismissal                                                                            from stay order is entered by the
granted                                                                                     bankruptcy court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer      DATE(MM/DD/YYYY)                                                        Actual date of acceptance of an REO
accepted                                                                                    offer.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer      DATE(MM/DD/YYYY)                                                        Actual date of receipt of an REO offer.
received
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value   NUMBER(10,2)                                                            Value obtained typically from a BPO
                                                                                            prior to foreclosure referral not
                                                                                            related to loss mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value   VARCHAR2(15)           BPO=Broker's Price Opinion                       Name of vendor or management company
source              Appraisal=Appraisal                                                     that provided the delinquency valuation
                                                                                            amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value   DATE(MM/DD/YYYY)                                                        Date that the delinquency valuation
date                                                                                        amount was completed by vendor or
------------------------------------------------------------------------------------------------------------------------------------


                                     E-2-4



------------------------------------------------------------------------------------------------------------------------------------
                                                                                            property management company.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag    VARCHAR2(2)             Y=90+ delinq. Not in FC, Bky or Loss mit        Servicer defined indicator that
                                            N=Less than 90 days delinquent                  identifies that the loan is delinquent
                                                                                            but is not involved in loss mitigation,
                                                                                            foreclosure, bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag    VARCHAR2(2)             Y=Active foreclosure                   N=No     Servicer defined indicator that
                    active foreclosure                                                      identifies that the loan is involved in
                                                                                            foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense   NUMBER(10,2)                                                            Total of all cumulative expenses
balance                                                                                     advanced by the servicer for non-escrow
                                                                                            expenses such as but not limited to: FC
                                                                                            fees and costs, bankruptcy fees and
                                                                                            costs, property preservation and
                                                                                            property inspections.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure         DATE(MM/DD/YYYY)                                                        Actual date that the loan was referred
attorney referral                                                                           to local counsel to begin foreclosure
date                                                                                        proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure         NUMBER(15,2)                                                            Value obtained during the foreclosure
valuation amount                                                                            process. Usually as a result of a BPO
                                                                                            and typically used to calculate the bid.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure         DATE(MM/DD/YYYY)                                                        Date that foreclosure valuation amount
valuation date                                                                              was completed by vendor or property
                                                                                            management company.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure         VARCHAR2(80)   BPO=Broker's Price Opinion                               Name of vendor or management company
valuation source    Appraisal=Appraisal                                                     that provided the foreclosure valuation
                                                                                            amount.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011A          DATE(MM/DD/YYYY)                                                        Actual date that the FHA 27011A claim
transmitted date                                                                            was submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B         DATE(MM/DD/YYYY)                                                        Actual date that the FHA 27011B claim
transmitted date                                                                            was submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------


                                     E-2-5



------------------------------------------------------------------------------------------------------------------------------------
VA LGC/ FHA Case    VARCHAR2(15)                                                            Number that is assigned individually to
number                                                                                      the loan by either HUD or VA at the time
                                                                                            of origination. The number is located on
                                                                                            the Loan Guarantee Certificate (LGC) or
                                                                                            the Mortgage Insurance Certificate
                                                                                            (MIC).
------------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds    DATE(MM/DD/YYYY)                                                        Actual date that funds were received
received date                                                                               from HUD as a result of transmitting the
                                                                                            27011A claim.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure actual  DATE(MM/DD/YYYY)                                                        Actual date that the foreclosure sale
sale date                                                                                   was held.
------------------------------------------------------------------------------------------------------------------------------------
Servicer loan       VARCHAR2(15)                                                            Individual number that uniquely
number                                                                                      identifies loan as defined by servicer.
------------------------------------------------------------------------------------------------------------------------------------
Loan type           VARCHAR2(2)  1=FHA Residential          2=VA Residential                Type of loan being serviced generally
                                 3=Conventional w/o PMI     4=Commercial                    defined by the existence of certain
                                 5=FHA Project              6=Conventional w/PMI            types of insurance. (ie: FHA, VA,
                                 7=HUD 235/265              8=Daily Simple Interest Loan    conventional insured, conventional
                                 9=Farm Loan                U=Unknown                       uninsured, SBA, etc.)
                                 S=Sub prime
------------------------------------------------------------------------------------------------------------------------------------
Loss mit approval   DATE(MM/DD/YYYY)                                                        The date determined that the servicer
date                                                                                        and mortgagor agree to pursue a defined
                                                                                            loss mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit flag       VARCHAR2(2)  Y=Active loss mitigation  N=No active loss mitigation      Servicer defined indicator that
                                                                                            identifies that the loan is involved in
                                                                                            completing a loss mitigation
                                                                                            alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit removal    DATE(MM/DD/YYYY)                                                        The date that the mortgagor is denied
date                                                                                        loss mitigation alternatives or the date
                                                                                            that the loss mitigation alternative is
                                                                                            completed resulting in a current or
                                                                                            liquidated loan.
------------------------------------------------------------------------------------------------------------------------------------


                                     E-2-6



------------------------------------------------------------------------------------------------------------------------------------
Loss mit type       VARCHAR2(2)  L=Loss Mitigation               LT=Litigation pending      The defined loss mitigation alternative
                                 NP=Pending non-performing sale  CH= Charge off             identified on the loss mit approval
                                 DI=Deed in lieu                 FB= Forbearance plan       date.
                                 MO=Modification                 PC=Partial claim
                                 SH=Short sale                   VA=VA refunding
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value      NUMBER(10,2)                                                            Value obtained typically from a BPO
                                                                                            prior to foreclosure sale intended to
                                                                                            aid in the completion of loss mitigation
                                                                                            activity.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value      DATE(MM/DD/YYYY)                                                        Name of vendor or management company
date                                                                                        that provided the loss mitigation
                                                                                            valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value      VARCHAR2(15)  BPO=Broker's Price Opinion                                Date that the lost mitigation valuation
source              Appraisal=Appraisal                                                     amount was completed by vendor or
                                                                                            property management company.
------------------------------------------------------------------------------------------------------------------------------------
MI certificate      VARCHAR2(15)                                                            A number that is assigned individually
number                                                                                      to the loan by the PMI company at the
                                                                                            time of origination. Similar to the VA
                                                                                            LGC/FHA Case Number in purpose.
------------------------------------------------------------------------------------------------------------------------------------
LPMI Cost           NUMBER(7,7)                                                             The current premium paid to the PMI
                                                                                            company for Lender Paid Mortgage
                                                                                            Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Occupancy status    VARCHAR2(1)                         O=Owner occupied                    The most recent status of the property
                    T=Tenant occupied                                                       regarding who if anyone is occupying the
                                           U=Unknown                           V=Vacant     property. Typically a result of a
                                                                                            routine property inspection.
------------------------------------------------------------------------------------------------------------------------------------


                                     E-2-7



------------------------------------------------------------------------------------------------------------------------------------
First Vacancy       DATE(MM/DD/YYYY)                                                        The date that the most recent occupancy
date/Occupancy                                                                              status was determined. Typically the
status date                                                                                 date of the most recent property
                                                                                            inspection.
------------------------------------------------------------------------------------------------------------------------------------
Original loan       NUMBER(10,2)                                                            Amount of the contractual obligations
amount                                                                                      (ie: note and mortgage/deed of trust).
------------------------------------------------------------------------------------------------------------------------------------
Original value      NUMBER(10,2)                                                            Appraised value of property as of
amount                                                                                      origination typically determined through
                                                                                            the appraisal process.
------------------------------------------------------------------------------------------------------------------------------------
Origination date    DATE(MM/DD/YYYY)                                                        Date that the contractual obligations
                                                                                            (ie: note and mortgage/deed of trust) of
                                                                                            the mortgagor was executed.
------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds    DATE(MM/DD/YYYY)                                                        Actual date that funds were received fro
received date                                                                               HUD as a result of transmitting the
                                                                                            27011B claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due   DATE(MM/DD/YYYY)                                                        The post petition due date of a loan
date                                                                                        involved in a chapter 13 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
Property condition  VARCHAR2(2)   1=Excellent   2=Good                                      Physical condition of the property as
                                  3=Average     4=Fair                                      most recently reported to the servicer
                                  5=Poor        6=Very poor                                 by vendor or property management
                                                                                            company.
------------------------------------------------------------------------------------------------------------------------------------
Property type       VARCHAR2(2)   1=Single family  2=Town house                             Type of property secured by mortgage
                                  3=Condo          4=Multifamily           5=Other          such as: single family, 2-4 unit, etc.
                                  6=Prefabricated  B=Commercial            C=Land only
                                  7=Mobile home    U=Unknown               D=Farm
                                  A=Church         P=PUD                   R=Row house
                                  O=Co-op          M=Manufactured housing  24=2-4 family
                                  CT=Condotel      MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------


                                     E-2-8



------------------------------------------------------------------------------------------------------------------------------------
Reason for default  VARCHAR2(3)   001=Death of principal mtgr  02=Illness of principal      Cause of delinquency as identified by
                                                                  mtgr                      mortgagor.
                          003=Illness of mtgr's family member
                          004=Death of mtgr's family member    005=Marital difficulties
                          006=Curtailment of income            007=Excessive obligations
                          008=Abandonment of property          009=Distant employee
                                                                   transfer
                          011=Property problem                 012=Inability to sell
                                                                   property
                          013=Inability to rent property       014=Military service
                          015=Other                            016=Unemployment
                          017=Business failure                 019=Casualty loss
                          022=Energy-Environment costs         023=Servicing problems
                          026=Payment adjustment               027=Payment dispute
                          029=Transfer ownership pending       030=Fraud
                          031=Unable to contact borrower       INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
REO repaired value  NUMBER(10,2)                                                            The projected value of the property that
                                                                                            is adjusted from the "as is" value
                                                                                            assuming necessary repairs have been
                                                                                            made to the property as determined by
                                                                                            the vendor/property management company.
------------------------------------------------------------------------------------------------------------------------------------
REO list price      NUMBER(15,2)                                                            The most recent listing/pricing amount
adjustment amount                                                                           as updated by the servicer for REO
                                                                                            properties.
------------------------------------------------------------------------------------------------------------------------------------


                                     E-2-9



------------------------------------------------------------------------------------------------------------------------------------
REO list price      DATE(MM/DD/YYYY)                                                        The most recent date that the servicer
adjustment date                                                                             advised the agent to make an adjustment
                                                                                            to the REO listing price.
------------------------------------------------------------------------------------------------------------------------------------
REO value (as is)   NUMBER(10,2)                                                            The value of the property without making
                                                                                            any repairs as determined by the
                                                                                            vendor/property management company.
------------------------------------------------------------------------------------------------------------------------------------
REO actual closing  DATE(MM/DD/YYYY)                                                        The actual date that the sale of the REO
date                                                                                        property closed escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO flag            VARCHAR2(7)                    Y=Active REO   N=No active               Servicer defined indicator that
                                                                                            identifies that the property is now Real
                                                                                            Estate Owned.
------------------------------------------------------------------------------------------------------------------------------------
REO original list   DATE(MM/DD/YYYY)                                                        The initial/first date that the property
date                                                                                        was listed with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO original list   NUMBER(15,2)                                                            The initial/first price that was used to
price                                                                                       list the property with an agent as an
                                                                                            REO.
------------------------------------------------------------------------------------------------------------------------------------
REO net sales       NUMBER(10,2)                                                            The actual REO sales price less closing
proceeds                                                                                    costs paid. The net sales proceeds are
                                                                                            identified within the HUD1 settlement
                                                                                            statement.
------------------------------------------------------------------------------------------------------------------------------------
REO sales price     NUMBER(10,2)                                                            Actual sales price agreed upon by both
                                                                                            the purchaser and servicer as documented
                                                                                            on the HUD1 settlement statement.
------------------------------------------------------------------------------------------------------------------------------------
REO scheduled       DATE(MM/DD/YYYY)                                                        The date that the sale of the REO
close date                                                                                  property is scheduled to close escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO value date      DATE(MM/DD/YYYY)                                                        Date that the vendor or management
                                                                                            company completed the valuation of the
                                                                                            property resulting in the REO value (as
                                                                                            is).
------------------------------------------------------------------------------------------------------------------------------------
REO value source    VARCHAR2(15)  BPO=Broker's Price Opinion  Appraisal=Appraisal           Name of vendor or management company
                                                                                            that provided the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------


                                     E-2-10



------------------------------------------------------------------------------------------------------------------------------------
Repay first due     DATE(MM/DD/YYYY)                                                        The due date of the first scheduled
date                                                                                        payment due under a forbearance or
                                                                                            repayment plan agreed to by both the
                                                                                            mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay next due      DATE(MM/DD/YYYY)                                                        The due date of the next outstanding
date                                                                                        payment due under a forbearance or
                                                                                            repayment plan agreed to by both the
                                                                                            mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan broken   DATE(MM/DD/YYYY)                                                        The servicer defined date upon which the
/reinstated/closed                                                                          servicer considers that the plan is no
date                                                                                        longer in effect as a result of plan
                                                                                            completion or mortgagor's failure to
                                                                                            remit payments as scheduled.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan created  DATE(MM/DD/YYYY)                                                        The date that both the mortgagor and
date                                                                                        servicer agree to the terms of a
                                                                                            forbearance or repayment plan.
------------------------------------------------------------------------------------------------------------------------------------
SBO loan number     NUMBER(9)                                                               Individual number that uniquely
                                                                                            identifies loan as defined by Aurora
                                                                                            Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Escrow              NUMBER(10,2)                                                            The positive or negative account balance
balance/advance                                                                             that is dedicated to payment of hazard
balance                                                                                     insurance, property taxes, MI, etc.
                                                                                            (escrow items only)
------------------------------------------------------------------------------------------------------------------------------------
Title approval      DATE(MM/DD/YYYY)                                                        The actual date that the title approval
letter received                                                                             was received as set forth in the HUD
date                                                                                        title approval letter.
------------------------------------------------------------------------------------------------------------------------------------
Title package       DATE(MM/DD/YYYY)                                                        The actual date that the title package
HUD/VA date                                                                                 was submitted to either HUD or VA.
------------------------------------------------------------------------------------------------------------------------------------
VA claim  funds     DATE(MM/DD/YYYY)                                                        The actual date that funds were received
received date                                                                               by the servicer from the VA for the
                                                                                            expense claim submitted by the servicer.
------------------------------------------------------------------------------------------------------------------------------------


                                     E-2-11



------------------------------------------------------------------------------------------------------------------------------------
VA claim submitted  DATE(MM/DD/YYYY)                                                        The actual date that the expense claim
date                                                                                        was submitted by the servicer to the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds      NUMBER(15,2)                                                            The amount of funds received by the
received amount                                                                             servicer from VA as a result of the
                                                                                            specified bid.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds      DATE(MM/DD/YYYY)                                                        The date that the funds from the
received date                                                                               specified bid were received by the
                                                                                            servicer from the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted    DATE(MM/DD/YYYY)                                                        Actual date that the Notice of Election
date                                                                                        to Convey was submitted to the VA.
------------------------------------------------------------------------------------------------------------------------------------
Zip Code            VARCHAR2(5)                                                             US postal zip code that corresponds to
                                                                                            property location.
------------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency    VARCHAR2(3)  09=Forbearance       17=Preforeclosure sale                The code that is electronically reported
status code         24=Drug seizure      26=Refinance            27=Assumption              to FNMA by the servicer that reflects
                    28=Modification      29=Charge-off           30=Third-party sale        the current defaulted status of a loan.
                    31=Probate           32=Military indulgence  43=Foreclosure             (ie: 65, 67, 43 or 44)
                    44=Deed-in-lieu      49=Assignment           61=Second lien
                                                                    considerations
                    62=VA no-bid         63=VA Refund            64=VA Buydown
                    65=Ch. 7 bankruptcy  66=Ch. 11 bankruptcy    67=Ch. 13 bankruptcy
------------------------------------------------------------------------------------------------------------------------------------


                                     E-2-12



------------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency    VARCHAR2(3)        001=Death of principal mtgr   002=Illness of         The code that is electronically reported
reason code         principal mtgr    003=Illness of mtgr's family member                   to FNMA by the servicer that describes
                    004=Death of mtgr's family member   005=Marital difficulties            the circumstance that appears to be the
                    006=Curtailment of income           007=Excessive obligations           primary contributing factor to the
                    008=Abandonment of property         009=Distant employee transfer       delinquency.
                                                        011=Property problem
                    012=Inability to sell property      013=Inability to rent property
                    014=Military service                015=Other
                    016=Unemployment                    017=Business failure
                    019=Casualty loss                   022=Energy-Environment costs
                    023=Servicing problems              026=Payment adjustment
                    027=Payment dispute                 029=Transfer ownership pending
                    030=Fraud                           031=Unable to contact borrower
                    INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
Suspense balance    NUMBER(10,2)                                                            Money submitted to the servicer,
                                                                                            credited to the mortgagor's account but
                                                                                            not allocated to principal, interest,
                                                                                            escrow, etc.
------------------------------------------------------------------------------------------------------------------------------------
Restricted escrow   NUMBER(10,2)                                                            Money held in escrow by the mortgage
balance                                                                                     company through completion of repairs to
                                                                                            property.
------------------------------------------------------------------------------------------------------------------------------------
Investor number     NUMBER (10,2)                                                           Unique number assigned to a group of
                                                                                            loans in the servicing system.
------------------------------------------------------------------------------------------------------------------------------------


                                     E-2-13

                                    EXHIBIT F

                         SERVICING OFFICER'S CERTIFICATE

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York 10019

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO 80112
Mail Stop Code - 3195

Re:  Structured Asset Securities Corporation, Mortgage Pass-Through
     Certificates, Series 2005-11H

Reference is made to the Reconstituted Servicing Agreement, dated as of May 1,
2005 (the "Agreement"), by and among Lehman Brothers Holdings Inc., as seller, and SunTrust Mortgage, Inc., as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer hereby certify to Aurora Loan
Services LLC (the "Master Servicer") and Structured Asset Securities Corporation
(the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.   I have reviewed the information required to be delivered to the Master
     Servicer pursuant to the Agreement (the "Servicing Information");

2.   Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3.   Based on my knowledge, the Servicing Information has been provided to the
     Master Servicer when and as required under the Agreement; and

4.   I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual
     Report, fulfilled its obligations under this Agreement.

                                        SUNTRUST MORTGAGE, INC.

                                        Name: __________________________________

                                        Title: _________________________________

                                        Date: __________________________________

                                       F-1

                                    EXHIBIT G

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                             [INTENTIONALLY OMITTED]

                                       G-1